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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 17, 2006
Aetna Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-16095	23-2229683
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

151 Farmington Avenue, Hartford, CT	06156
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(860) 273-0123

Former name or former address, if changed since last report:	Not applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Section 5 – Corporate Governance and Management
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
In connection with the two-for-one stock split of Aetna Inc.’s common shares, effected in the form of a 100% stock dividend paid on February 17, 2006, the Board of Directors of Aetna Inc. (the “Company”) approved an Amendment to the Company’s Amended and Restated Articles of Incorporation (the “Articles of Incorporation”). As authorized by Pennsylvania law, the Amendment to the Articles of Incorporation increased the number of authorized common shares of the Company in the same proportion that the shares distributed in the stock dividend increased the number of issued common shares (which doubled the number of authorized common shares). The Amendment increased the number of common shares authorized under the Articles of Incorporation to 2,883,673,668 shares, and increased the total number of shares authorized in the Articles of Incorporation to 2,996,654,333 shares (which includes, in the aggregate, the authorized common shares, 7,625,000 authorized preferred shares and 105,355,665 authorized but undesignated shares). The number of authorized preferred and undesignated shares did not change as a result of the Amendment.
The Amendment, which was effective on February 17, 2006, is filed as exhibit 99.1 hereto and incorporated herein by reference.
A Restatement of the Articles of Incorporation, which includes the Amendment referred to above, but no other changes to the Articles of Incorporation, was effected on February 21, 2006 and is filed as exhibit 99.2 hereto and incorporated herein by reference.
Section 8 – Other Events
Item 8.01 Other Events.
Aetna Inc. completed a two-for-one stock split of its common shares, effected in the form of a 100% stock dividend paid on February 17, 2006.
The shares of common stock, $.01 par value per share are registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and listed on the New York Stock Exchange. The 8.5% Senior Notes, due 2041, issued by Aetna Inc. in 2001 are also registered pursuant to Section 12(b) of the Exchange Act and listed on the New York Stock Exchange.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
99.1	Articles of Amendment to the Amended and Restated Articles of Incorporation of Aetna Inc. effective February 17, 2006.

99.2	Amended and Restated Articles of Incorporation of Aetna Inc. effective February 21, 2006.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AETNA INC.
Date: February 21, 2006	By:	/s/ Ronald M. Olejniczak
Name: Ronald M. Olejniczak
Title: Vice President and Controller